American Customer Satisfaction ETF (ACSI) Listed on Cboe BZX Exchange, Inc.	Summary Prospectus January 31, 2019 www.acsietf.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks.  The current prospectus and SAI, each dated January 31, 2019, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus, SAI and other information about the Fund online at www.acsietf.com/documents. You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.
IMPORTANT NOTE: Beginning on January 31, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future Fund shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.
Investment Objective
The American Customer Satisfaction ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the American Customer Satisfaction Investable Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.66%
1  Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of the Prospectus, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	Five Years	Ten Years
$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategy
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by the Fund’s investment adviser and index provider (the “Adviser”), in partnership with the American Customer Satisfaction Index, LLC, an affiliate of the Adviser and owner/publisher of the leading national cross-industry measure of customer satisfaction (the “Customer Satisfaction Data”). Calculation of the Customer Satisfaction Data incorporates surveys of more than 100,000 household customers each year to identify trends in customer satisfaction and provide benchmarking insights for companies, industry trade associations, and government agencies.

American Customer Satisfaction Investable Index
The Index uses an objective, rules-based methodology to measure the performance of (i) large capitalization U.S.-listed companies whose customers have been surveyed and who have been assigned a customer satisfaction score as part of the Customer Satisfaction Data (collectively, “ACSI Companies”) and (ii) U.S. sector-specific exchange-traded funds (“ETFs”) used by the Index to supplement its exposure to sectors for which there are too few ACSI Companies to achieve the target sector weights at the time of each rebalance. The Index is sector-weighted to reflect the overall U.S. large cap market, and security-weighted based on the Customer Satisfaction Data, subject to the constraints described below.
Construction of the Index begins with over 350 ACSI Companies across 43 industries and 10 economic sectors. The initial universe is then screened to eliminate companies whose stock is not principally listed on a U.S. exchange, whose stock does not meet minimum liquidity requirements, for which the Customer Satisfaction Data is statistically insignificant, or whose ACSI Score (described below) falls below its respective industry average. The remaining companies are included in the Index (the “Index Companies”).
At the time of each rebalance of the Index, the weight of each Index Company within a sector is based on its ACSI Score (described below) in proportion to the other ACSI Companies, subject to a maximum of 5%. Additionally, any Index Company with an ACSI Score in the 2nd quartile of ACSI Scores for the applicable sector will be subject to a maximum weight of 3%, and any Index Company with an ACSI Score in the 1st (bottom) quartile of ACSI Scores for the applicable sector will be subject to a maximum weight of 1%. Unallocated Index weight resulting from such constraints is re-allocated equally to the remaining companies in the applicable sector, subject to the above constraints. The Index Company in each industry with the highest ACSI Score will receive an additional weight allocation of 0.50%. This additional allocation is taken equally from the other Index Companies in the sector applicable to the industry, subject to a minimum weight allocation of 0.02% for each Index Company.
A company’s ACSI Score is calculated by utilizing a proprietary model to evaluate customers’ Customer Satisfaction Data based on questions that measure the following facets of satisfaction with a product or service:
Customer Expectations
Customer expectations is a measure of the customer's anticipation of the quality of a company's products or services. Expectations represent both prior consumption experience, which includes some nonexperiential information like advertising and word-of-mouth, and a forecast of the company's ability to deliver quality in the future.

Perceived Quality
Perceived quality is a measure of the customer's evaluation via recent consumption experience of the quality of a company's products or services. Quality is measured in terms of both customization, which is the degree to which a product or service meets the customer's individual needs, and reliability, which is the frequency with which things go wrong with the product or service.

Perceived Value
Perceived value is a measure of quality relative to price paid. Although price (value for money) is often very important to the customer's first purchase, it usually has a somewhat smaller impact on satisfaction for repeat purchases.

At the time of each rebalance of the Index, the Index weight is allocated to each economic sector based on the aggregate number of the Index Companies in each sector relative to that of each other sector, provided that such weights will be adjusted upward or downward if necessary to be within 10% of the weight of such sector in the overall U.S. large cap market. For example, if the unadjusted Index weight for a sector is 9%, but the weight of the sector in the overall U.S. large cap market is 25%, the Index sector weight will be increased by 6% to 15% in total. If the unadjusted Index weight for a sector is 39%, but the weight of the sector in the overall U.S. large cap market is 25%, the Index sector weight will be decreased by 4% to 35% in total. Unallocated Index weight resulting from such downward adjustments is re-allocated first equally to sectors requiring an upward weight adjustment and then equally to all sectors to the extent they stay within the above constraints.
If, at the time of a rebalance of the Index, the aggregate weight of the Index Companies in a particular sector is insufficient to achieve the target sector weight due to the individual security constraints described above, the Index will include an allocation to a sector-specific ETF to supplement the sector exposure, as needed.
Additionally, at the time of each rebalance, the Index weight for sectors having fewer than three Index Companies will include an allocation to a sector-specific ETF, as follows: sectors with two Index Companies will allocate 50% to sector-specific ETFs, sectors with one Index Companies will allocate 66.7% to sector-specific ETFs, and sectors with zero Index Companies will allocate 100% to sector-specific ETFs. The specific ETFs utilized by the Index are determined based on a combination of factors including their liquidity, fees and expenses, and ability to closely track an index representing the applicable sector of the U.S. equity market.
The Index is rebalanced and reconstituted on a quarterly basis after market close on the 10th trading day of each January, April, July, and October. The data used to compute each ACSI Company’s score is updated based on the Customer Satisfaction Data on a rolling basis, no less often than quarterly, with new data replacing earlier data collected in the same period of the previous year.
The Index was developed by the Adviser in 2016 in anticipation of the commencement of operations of the Fund.

The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus, titled “Additional Information About the Fund—Principal Investment Risks.”
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Equity Market Risk. The equity securities held in the Fund’s portfolio or in the portfolios of ETFs in which the Fund invests (“Underlying ETFs”) may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund or the Underlying ETFs, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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Investment Company Risk. The risks of investing in investment companies, such as the Underlying ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Models and Data Risk.  The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.

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Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
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Consumer Discretionary Risk. The Fund is generally expected to invest significantly in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1‑year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.acsietf.com.
Calendar Year Total Returns
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 6.81% for the quarter ended December 31, 2017 and the lowest quarterly return was -13.48% for the quarter ended December 31, 2018.
Average Annual Total Returns
For the Periods Ended December 31, 2018
American Customer Satisfaction ETF	1 Year	Since Inception (10/31/2016)
Return Before Taxes	-4.40%	8.52%
Return After Taxes on Distributions	-4.76%	8.15%
Return After Taxes on Distributions and Sale of Fund Shares	-2.36%	6.55%
American Customer Satisfaction Investable Index (reflects no deduction for fees, expenses, or taxes)	-3.76%	9.38%
Standard & Poor’s 500 (S&P 500 Index) (reflects no deduction for fees, expenses, or taxes)	-4.38%	10.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management
Investment Adviser
CSat Investment Advisory, L.P., doing business as Exponential ETFs, serves as investment adviser to the Fund.
Portfolio Managers
Charles Ragauss, CFA, is Managing Director for the Adviser and has been a portfolio manager for the Fund since its inception in October 2016. Qiao Duan is a Portfolio Manager for the Adviser and has been a portfolio manager for the Fund since January 2019.
Purchase and Sale of Shares
Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.